CITY NATIONAL ROCHDALE FUNDS

Supplement dated May 28, 2021 to the

Statement of Additional Information dated January 31, 2021

The “Permitted Investments” sub-section of the “Investment Techniques and Risk Considerations” section of the Statement of Additional Information is supplemented with the following information:

Special Purpose Acquisition Companies

The Fixed Income Opportunities Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expense, and any warrants issued by the SPAC will expire worthless. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Music Royalties and Healthcare Royalties

The Fixed Income Opportunities Fund may invest in music royalties and healthcare royalties, either directly or through pooled vehicles or other entities that hold the assets generating the royalties. Investments in music royalties and healthcare royalties are subject to a number of general market risks, may expose the Fund to increased valuation, liquidity and tax risks, and expose the Fund to risks specific to the royalties. Music royalty risks include risks related to the popularity and reputation of the relevant recorded music artists, the risk of a decreased use in music streaming services, risks related to the health of the music industry as a whole, risks related to intellectual property rights and competitive and contractual risks. Healthcare royalty risks include risks related to the specific medical devices or treatments, the risk of the creditworthiness of counterparties, the risk of competitive medical solutions, risks related to the health of the population as a whole, risks related to intellectual property rights and competitive and contractual risks. The market performance of the Fund’s music royalty or healthcare royalty exposures may be diminished by any number of factors that are beyond the Fund’s control.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.